UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 13, 2010
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-32657 (Commission File Number)	980363970 (I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08 Bermuda (Address of principal executive offices)	N/A (Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NABORS INDUSTRIES LTD.
Table of Contents

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index

ITEM 8.01 OTHER EVENTS
We are filing this current report on Form 8-K to update the historical financial statements included in our 2009 annual report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (“SEC”) on February 26, 2010 (the “Annual Report”), to reflect that our oil and gas assets in the Horn River basin in Canada and in the Llanos basin in Colombia, previously reported as continuing operations and included in the Oil and Gas Operating Segment, are now being reported as a discontinued operation in accordance with the ASC Topic relating to the Presentation of Financial Statements for Assets Sold or Held for Sale Statement. We recently began actively marketing these assets as well as our 49.7% and 50.0% ownership interests in our investments of Remora Energy International, LP (“Remora”) and Stone Mountain Ventures Partnership (“SMVP”), respectively, which we account for using the equity method of accounting. We presented these assets as assets held for sale at September 30, 2010, and the related operating results were classified as discontinued operations in our quarterly report on Form 10-Q for the quarter ended September 30, 2010 filed with the SEC on November 5, 2010 (the “10-Q”).
We are filing this report to show the impact of the reclassification as discontinued operations on previously issued financial statements. This reclassification has no effect on our total net income as reported in our financial statements included in the Annual Report and has no effect on total assets, liabilities and shareholders’ equity or the statements of cash flows. This permits us to incorporate these financial statements by reference in SEC filings and other offering documents not filed with the SEC.
The reclassification of these oil and gas assets from continuing operations to discontinued operations is set forth below in the various sections of the Annual Report. These sections have not otherwise been updated for events occurring after the filing date of the Annual Report.
     Part II, Item 6. Selected Financial Data;
     Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
     Part II, Item 8. Financial Statements and Supplementary Data;and
     Exhibit 12. Ratio of Earnings to Fixed Charges.
This report is being filed solely for the purpose described above. No attempt has been made in this filing to reflect subsequent information or events, or to modify or update disclosures in the 2009 Annual Report, except as described above. More current information is contained in the 10-Q and in other filings with the SEC. Accordingly, this report should be read in conjunction with the Annual Report, the 10-Q and our other filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 23.1	Consent of Independent Public Accounting Firm

Exhibit 99.1	Item 6. Selected Financial Data

Exhibit 99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Item 8. Financial Statements and Supplementary Data

Exhibit 12	Ratio of Earnings to Fixed Charges

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NABORS INDUSTRIES LTD.
By:	/s/ R. Clark Wood
	Name:	R. Clark Wood
	Title:	Principal accounting and financial officer

Date:	December 13, 2010

Exhibit Index

Exhibit 23.1	Consent of Independent Public Accounting Firm

Exhibit 99.1	Item 6. Selected Financial Data

Exhibit 99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Item 8. Financial Statements and Supplementary Data

Exhibit 12	Ratio of Earnings to Fixed Charges